UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22447

Equinox Funds Trust
(Exact name of registrant as specified in charter)

47 Hulfish Street, Suite 510

Princeton, New Jersey 08542
(Address of principal executive offices) (Zip code)

Javier Jimenez

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741
(Name and address of agent for service)

(609) 430-0404

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

EQUINOX IPM SYSTEMATIC MACRO FUND

Class I Shares: EQIPX

Annual Report

June 30, 2018

1-888-643-3431

www.EQUINOXFUNDS.com

Distributed by Northern Lights Distributors, LLC

Equinox IPM Systematic Macro Fund:

Annual Letter to Shareholders for the Year Ended June 30, 2018

The Equinox IPM Systematic Macro Fund (EQIPX) was launched on July 6, 2015. The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio consisting of cash, cash equivalents, securities issued by the US government with a one year or shorter term to maturity, and money market funds, and (ii) directly, or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. US and non-US) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary’s investment in futures contracts and futures-related instruments is directed by IPM Informed Portfolio Management AB (“IPM”) in accordance with its Systematic Macro Trading Program (the “IPM Program”). The Fund targets a reduced level of volatility relative to the IPM Program.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors, based on market fundamentals, that affect investment returns. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity index, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM’s investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. “Value” themes seek to identify and take positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. “Risk premia” themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences and actions of market participants. “Macroeconomic” themes seek to identify shifts in global economic, political or financial factors and to establish positions that may profit from expected market responses and adjustments. “Market dynamic” themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities. The investment ideas generated based on these four themes are combined into four relative value portfolios (Developed Currencies,

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Emerging Currencies, Relative Equities, and Relative Bonds) that comprise approximately 85% of the overall risk, and one directional portfolio (Global Equities and Bonds) that accounts for the remaining 15% of risk.

Performance since inception of the Equinox IPM Systematic Macro Fund

	Fiscal Year	Cumulative	Annualized	Annualized Standard
As of 6/30/2018	Return	Return	Return	Deviation
Class I	1.37%	9.33%	3.03%	8.88%
Managed Futures (Barclays BTOP50® Index)	0.29%	-6.62%	-2.26%	7.08%
Equities (S&P 500® TR Index)	14.37%	40.23%	11.93%	10.16%

The inception date of EQIPX is 7/6/2015, displayed benchmark inception is 7/1/2015. Performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit equinoxfunds.com.

Gross/Net expense ratio: Class I: 1.99% / 1.88%. The Gross Net Expense Ratio does not include costs associated with any over the-counter derivatives utilized by the Fund.

The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. This expense limitation will remain in effect until at least November 30, 2018 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

Please review the Fund’s prospectus for more information regarding fees and expenses.

This systematic global macro investment and portfolio construction approach seeks to generate returns that tend to have low correlations, not only to traditional asset classes such as bonds and equities and alternative strategies other than managed futures, but even to most other managed futures trading programs, including those that are predominantly trend-following.

Returns of the Fund’s Class I shares are shown in the table on page 2. For the fiscal year ended June 30, 2018, the Fund had positive performance; it outperformed the Barclay BTOP 50® Index (shown as a representative managed futures index) but its performance paled in comparison with the banner year

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com experienced by the S&P 500® Total Return Index (shown as a representative US large-cap equity index). The same pattern holds for the returns since inception.

Estimated Risk Exposures by Portfolio as of June 30, 2018 (1-day, 95% VaR)

Portfolio	VaR	Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame
Developed Currencies	0.40%
Emerging Currencies	0.33%
Relative Equities	0.40%
Relative Bonds	0.28%
Global Equities and Bonds (Directional)	0.15%
Fund	0.65%

The Fund’s risk exposure is diversified across five portfolios. As of June 30, 2018, measured in terms of Value-at-Risk or VaR (1-day, 95%), Developed Currencies and Relative Equities represented the largest risk exposures in the Fund, followed by Emerging Currencies and Relative Bonds. Exposure to directional Global Equities and directional Bonds was relatively small. Portfolio risk exposures tend to vary over time, as they are functions of the signals generated by trading models, modulated by the program’s risk management systems.

Estimated Performance Attribution by Portfolio for the fiscal year ended June 30, 2018

Portfolio	Contribution
Developed Currencies	4.57%
Emerging Currencies	-0.76%
Relative Equities	-3.57%
Relative Bonds	1.30%
Global Equities and Bonds (Directional)	-0.17%
Fund	1.37%

In terms of estimated performance attribution, as shown above, Developed Currencies were the biggest contributor to performance, followed by Relative Bonds; Relative Equities were the biggest detractor, followed by Emerging Currencies. Directional strategies had a relatively small negative impact. This pattern tends to vary widely from year to year.

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Fund Commentary

JULY 2017

U.S. dollar weakness dominated markets in July, partly driven by a dovish Fed statement. Supported by strong Q2 earnings, equity markets in the US continued to make new highs, whilst U.S. dollar-dependent equity markets (German Stock Index DAX 30, OMX Stockholm 30 Index) were broadly lower. Headline GDP and employment data in the US were largely in line with expectations, while inflation slowed markedly. In the Eurozone, data continued to look strong with GDP advancing at its best pace in five years and business sentiment looking robust. The Fed and the European Central Bank both held interest rates steady in July, as was expected. Global equities gained 2.4% for the month while global bonds gained 0.2%. The strategy was down slightly in July. Losses came from the developed currency portfolio where a short position in the Swedish Krona was the main detractor. The Swedish Krona strengthened against the basket after Swedish GDP growth came in above market expectation. Other detractors included a short position in the Canadian dollar which appreciated after the Bank of Canada raised interest rates. The Emerging Markets currency portfolio was also down, mainly driven by the long position in the Turkish Lira which drifted lower as weaker than expected industrial production further hurt confidence. The relative bond portfolio had a positive month and largely mitigated the losses from the developed currency portfolio. The largest gainer was a short position in Canadian government bonds where longer rates rose following stronger than expected macro data. The relative equity portfolio was flat as gains from the long FTSE MIB Italy Index position and the short OMX Stockholm 30 Index position offset losses from the long German Stock Index DAX 30 and short S&P 500 positions. The directional portfolio was positive with profits coming from both the long global equity and short global bond positions.

AUGUST 2017

August offered several occasions for central bankers to express changing outlooks, both in the Jackson Hole conference as well as the European Central Bank minutes from earlier, but it was on the geopolitical scene that most of the activity took place. Tensions between North Korea and the US and its allies, most notably Japan, continued to rise. In addition, President Trump’s administration suffered domestic headwinds, including the severe weather affecting Texas, but also a disbanding of the Manufacturing Council and Strategic Policy Forum. Global equities managed to climb another 0.1% whereas bonds gained 1.0%. The strategy suffered a slight loss for the month. While both currency portfolios posted gains, these were offset by losses in the others. The developed currency portfolio saw good gains from its short in the New Zealand dollar, which fell over 4% vs. the basket. On the other hand, the strong Swedish Krona, gaining almost 2% vs the basket on rising inflation, resulted in matching losses. It was primarily the “safe haven” characteristics of the Japanese yen that resulted in the overall gains (and volatility). The Emerging Markets currency portfolio was propelled by a stronger Turkish Lira and Russian ruble as well as continued

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Brazilian real weakness. The relative bond portfolio produced a loss as gains in the short Japanese government bond position where not enough to offset losses in the long Aussie Bond and short Canadian government bond positions. The relative equity portfolio was flat as several minor gains were offset by losses in the short Hang Seng position. The directional portfolio suffered from losses in global bond positions following generally lower long rates.

SEPTEMBER 2017

After the comparative calm of the summer months, September contained no shortage of market-moving events. The Fed announced it would commence a balance sheet tapering process, gradually exiting Quantitative easing. However, concerns about the lack of inflation tempered the market’s reaction. President Trump outlined proposals for an overhaul of the US tax framework which led to rising yields, a strengthening U.S. Dollar and higher US equites. Bank of Canada announced a surprise rate hike resulting in a stronger Canadian dollar and rising yields. In Europe, the Christian democratic party led by Angela Merkel won the German general election but with a reduced mandate. In the UK, the Bank of England left rates on hold but warned of impending hikes. In Asia, Prime Minister Abe announced a snap Japanese election to be held in October. Meanwhile, the New Zealand general election ended in a hung parliament. Global equities gained 2.2% for the month while global bonds were down 0.6%. The strategy finished positive for the month, primarily driven by the relative equity and directional portfolios. In the relative equity portfolio, the largest gains came from a long position in German Stock Index DAX 30 and a short position in Hang Seng. Losses came from a short position in Swedish OMXS30 Index and a long position in IBEX 35 Spain Index which suffered as the Catalan independence referendum drew near. The directional portfolio enjoyed gains from both its equity and bond positions. The relative bond portfolio had a small loss for the month, primarily driven by the short position in Japanese government bonds. A short position in Canadian government bonds mitigated losses somewhat. The developed currency portfolio had a volatile month and finished slightly negative. The main detractors were the long positions in Japanese yen and Australian dollar. Gainers included short positions in Swedish Krona and Norwegian Krone. The Emerging Markets currency portfolio produced a small loss, with gains from a long position in Russian ruble cancelled out by losses from a long position in Turkish Lira.

OCTOBER 2017

Global markets were mostly higher in October as a combination of solid macroeconomic data (unemployment dropping to 4.2% (a level last seen in February 2001), and wages rising almost 3% year on year) and strong third-quarter earnings supported investors’ risk sentiment. The Senate passed a budget resolution which resulted in some momentum towards a tax overhaul. In Europe, Spain dominated the geopolitical headlines as a self-proclaimed independence declaration from Catalonia rattled markets. However, tensions subsided somewhat towards the end of the month and Spanish equity markets recovered. The European Central Bank also announced a reduced but extended asset purchase program.

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Eurozone macro data were largely in line with expectations. In Japan, Prime Minister Abe comfortably secured a majority in the lower house election. In China the 19th National Party Congress ended with the expected reappointment of President Xi, and Q3 GDP data came in line with expectations. For the month, global equities gained 1.9% while global bonds were up by 0.5%. The strategy finished positive for the month. Performance was largely driven by a recovering developed currency portfolio which profited from a strengthening Japanese yen and a weakening Canadian dollar. The relative bond portfolio was also positive in October, with profits coming from a short position in Japanese government bonds and a long position in Australian Government Bonds. The directional portfolio also had gains, primarily from the long global equity position, whilst a short global bond position detracted somewhat. The relative equity portfolio was flat for the month after a late recovery in the long IBEX position. The Emerging Markets currency portfolio was the only detractor for the month, with the long Turkish Lira position suffering as investors were spooked by a diplomatic spat between the US and Turkey.

NOVEMBER 2017

Global equity markets were mixed in November. US markets were led by the S&P 500, which was up for a record 13th month in a row on the back of further positive momentum for tax reform, and largely supportive macro data. In Europe, equity markets were largely negative despite economic growth in the Eurozone continuing to look solid. In the UK, the Bank of England raised rates as expected by markets, but the initial weakening of the British pound was later reversed as positive developments in the Brexit negotiations led to a rally towards the end of the month. In Asia, equity markets were broadly higher with the Hang Seng reaching a 10-year high, benefiting from the back of strong flows from mainland China. In Turkey, concerns about the independence of the central bank and further political disputes with the US led the currency lower. For the month, global equities gained 2.2% while global bonds were up 0.2%. The strategy was down in November. The main driver of the negative performance was the relative equity portfolio, although the developed and Emerging Markets currency portfolios also detracted. In the relative equity portfolio, a short position in the S&P 500 was the main detractor, as it continued to make new highs. Long positions in IBEX Spain Index and FTSE MIB Italy Index also detracted, as did a short in Hang Seng. In the developed currency portfolio, a long position in Australian dollar and a short position in Swiss franc were the main drivers of losses. In the Emerging Markets currency portfolio, the long position in Turkish Lira was the principal driver of losses. The relative bond portfolio was positive with gains from a long position in Australian Government Bonds only partially offset by drag from the long Bund position. In the directional portfolio, gains from the long Emerging Markets vs Developed markets currency positioning were not enough to offset minor losses in both equities and bonds.

DECEMBER 2017

Global equity markets finished up in December, largely spurred by the passing of a new tax bill in the US and supportive macroeconomic data. A potential US government shutdown was also averted by a short-

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com term funding bill. The Fed, as expected by markets, raised rates by 25 bps. In Europe, regional elections in Catalonia returned a largely unchanged local parliament with neither side winning a clear majority. In Asia, the Bank of Japan kept rates on hold despite unemployment hitting a 24-year low and robust economic growth. Elsewhere, the UK and EU reached a milestone in the Brexit negations, which supported UK equities. The Riksbank announced the start of its unwinding of its Quantitative easing program but held rates steady. For the month, global equities gained 1.4% while global bonds were flat. The strategy was down in December. The negative performance was driven by the developed currency, relative equity and relative bond portfolios, whilst the Emerging Markets currency and directional portfolios both finished positive. In the developed currency portfolio, a long position in the Japanese yen and a short position in the Canadian dollar were the main detractors whilst a long position in the Australian dollar mitigated losses somewhat. In the relative equity portfolio, long positions in the FTSE MIB Italy Index, IBEX Spain Index, and German Stock Index DAX 30 combined with short positions in the Hang Seng and FTSE 100 to produce losses. The relative bond portfolio had losses from its short position in Japanese government bonds and its long position in Canadian government bonds, among others. In the Emerging Markets currency portfolio, the Turkish Lira recovered, resulting in gains for the strategy. A short position in the Brazilian real also added to the returns of the portfolio. The directional portfolio benefited mainly from a short position in global bonds.

JANUARY 2018

The new year brought strong corporate earnings reports, partly fueled by a weaker U.S. dollar and solid revenue growth. Risk assets generally rallied, led by technology, energy and financial stocks. Global equities continued their strong performance with their 15th straight month of gains, advancing 5.3%, whereas global bonds were down by 0.7%. The main story in currency markets was U.S. dollar weakness, fueled both by the weaker than expected GDP figures, in addition to the European Central Bank’s speech focused on strong European growth, which boosted the Euro vs. the U.S. dollar. The strategy suffered a loss for the month despite having a strong start. Negative contributions were primarily seen in the developed currency and relative bond portfolios, whereas the directional portfolio performed well. In the currency portfolio, long U.S. dollar positioning led to most of the losses. To a lesser extent, shorts in Swiss franc and Swedish Krona, as well as the long in Japanese yen also contributed negatively, but these were partly offset by gains from a strong Norwegian Krone and a short in Canadian dollar (which was closed out by month end). In relative bonds, the bulk of losses were seen in the short Japanese government bond and long Bunds positions while a positive offset came from the short Gilt position. In both portfolios, value positioning continues to work well. The relative equity portfolio experienced losses in primarily in its shorts in the Hang-Seng and the S&P500, which were balanced by offsetting gains in other markets, mainly Italy, Canada and Spain. The Emerging Markets currency showed gains in Indian rupee and Mexican peso offset by losses in primarily Turkish Lira. Finally, in the directional portfolio, positive performance came both from short bonds and long equities.

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

FEBRUARY 2018

February saw the long-anticipated return of volatility and the historic volatility spike early in the month led equity markets into corrections territory. However, markets recovered later in the month but finished negative overall, with the S&P 500 snapping a 15-month long winning streak. Markets were unnerved by higher US inflation data and a slightly more hawkish than expected testimony from incoming Fed Chairman Powell. After rising steeply in January, rates were a bit more muted in February. Global equities lost 4.1% for the month while global bonds were flat. The strategy finished February with strong gains, with the developed currency portfolio driving returns. The portfolio benefited from the more risk-averse environment, and long positions in Japanese yen and U.S. dollar were profitable as markets sought safe havens. In addition, a short position in Swedish Krona was profitable as Swedish core inflation came in below expectations and Riksbank minutes were notably dovish. The relative bond portfolio had modestly positive returns from the long Bund position and a short position in UK Gilts. Losses came from the short position in Japanese government bonds. The relative equity portfolio was up slightly in the month, with gains coming from short positions in the Hang Seng and S&P 500, and from a long position in Australian index, while losses came from long positions in the DAX and IBEX. The Emerging Markets currency portfolio also had positive returns, mainly driven by a long position in the Russian ruble and a short position in Brazilian real. The only detractor in the month was the directional portfolio, which suffered losses as equity markets sold off. The global equity position changed from long to short later in the month, managing to recover some of the losses.

MARCH 2018

Protectionism reared its ugly head in March, as the implementation of steel and aluminum tariffs by the US dominated headlines early in the month. Combined with revelations about data protection issues at Facebook and weaker European PMIs, this resulted in broadly lower global equity markets. A slightly more hawkish than expected testimony from incoming Fed Chairman Powell also rattled markets, although the 25bps rate increase delivered by the Fed was widely anticipated. Markets largely shrugged off the Italian general election which finished without a clear majority. In the White House, several senior departures increased the market’s uncertainty about the administration’s future policies. For the month, global equities lost 2.2% while global bonds were up 1.2%. The strategy finished the month positive with gains from four out of the five portfolios. The developed currency portfolio delivered the largest gain, based on profits from short positions in Swiss franc and Swedish Krona and a long position in British pound which rallied on the news of positive Brexit negotiations. The long position in Australian dollar detracted as concerns grew about global growth. The Emerging Markets currency portfolio finished slightly down for the month, primarily driven by a long position in the Turkish lira, which was down after concerns about rising inflation and an increasing current account deficit. The relative equity portfolio had a positive month with gains from, among others, a long position in a resurgent FTSE MIB Italy Index. The relative bond portfolio was also positive, with gains from a long position in German Bunds and a short position in

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Japanese government bonds. The directional portfolio finished positive with gains coming primarily from the short global equity position.

APRIL 2018

The month of April saw the US 10-year yield break through the 3% barrier without much drama. Geopolitical tensions persisted on concerns of a trade war and new sanctions on Russia, but there were also signs of some breakthroughs in the long-standing conflict between North and South Korea. On the corporate side, earnings seasons had a strong start but equities, primarily in the US, failed to rally. In currency markets, the US and Canadian dollars both came out stronger, particularly vs the Swedish Krona, which continued to decline after weak inflation figures. The Russian Ruble also took a beating following the sanctions. Equity markets were mixed with the US flat but Italy and France (among others) gaining significantly. In aggregate global equities were up 1.1% whereas global bonds returned -0.4%. The strategy had a good month with strong gains in the developed currency and the relative equity portfolio. Neither the relative bond nor the Emerging Markets currency portfolio made any significant contributions. A negative offset was seen in the directional portfolio, which lost on both its short equity and long bond positions. The developed currency portfolio benefitted mostly from its two large shorts in Swedish Krona and Swiss franc as well as its long in U.S. dollar. The relative equity portfolio saw positive contributions mainly from its large shorts in the US, Hong Kong and Canada, although the longs in European equity markets (Italy in particular) also provided support. The relative bond portfolio was close to unchanged as gains in the long Bund position were offset by losses from a short in Japanese government bonds. In the Emerging Markets currency portfolio, positive contributions from long Turkish Lira and short Brazilian real positions were partly offset by losses in the long Russian ruble position.

MAY 2018

Political turmoil, particularly in Italy but also in Spain, dominated headlines and sent bond prices tumbling. Turkish President Erdogan had to give up his longstanding refusal of hiking interest rates and gave the green light to the Turkish central bank, which allowed the Turkish lira to recoup some of its early month losses. The North Korea-US summit in June vacillated between on-again and off-again. Most Eurozone equity markets were hit by renewed worries of a crisis, sending them into negative territory while markets such as the US, UK and Australia were higher for the month. German Bunds rallied, fueled by risk aversion in the eurozone. The U.S. dollar strengthened against the Euro, supported to some degree by the abovementioned themes. Global equities were up 0.6% and global bonds were up 0.2%. The strategy was down in May with the relative equity portfolio being the primary driver behind the negative performance. Long positions in Italy and Spain suffered the most, but short positions in Canada and the US also contributed negatively. A positive offset came from the relative bond portfolio, where the long position in German Bunds gained significantly. The developed currency portfolio was slightly up for the month, with profits coming from long positions in the Australian dollar, Japanese yen and U.S. dollar and a

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com negative offset coming mainly from the short position in the Swiss franc. The Emerging Markets currency portfolio declined due to its long position in the Turkish Lira. The directional portfolio incurred a small loss from the long Emerging Markets vs Developed markets currency position, while equity and bond positions were flat.

JUNE 2018

At the beginning of the month, all eyes were on the Singapore summit between the US and North Korea, but this was eclipsed by the meetings of the Fed, European Central Bank, and Bank of Japan in the same week. The Fed, as widely expected, raised rates, and the European Central Bank announced the gradual taper of its bond buying program, but pushed back the likely date for the first hike. Trade tensions also continued to surface in June, which resulted in choppy equity markets and a broad sell-off in Emerging Markets assets. Oil prices rallied despite OPEC’s gradual reintroduction of supply to the market. Bond markets were largely unchanged after selling off in the beginning of the month. For the month, global equities were unchanged while global bonds were up 0.4%. The strategy finished the month positive. Gains came primarily from the Emerging Markets currency portfolio, but all portfolios except the directional portfolio finished positive. In the developed currency portfolio, the main gainers were long positions in the Euro, Norwegian Krone, and U.S. dollar. These were mitigated by losses in the long positions in the Australian dollar and Japanese yen, and in the short Swiss franc position. In the Emerging Markets currency portfolio, gains were led by the Mexican peso, and by a rebounding Turkish Lira. Short positions in the South African rand and Brazilian real also contributed positively. Gains in the relative equity portfolio were driven by a short position in the Hang Seng, and by a long position in the IBEX. A long position in the DAX offset gains slightly. The relative bond portfolio had small gains with profits from the long Bund position offset by a short position in Australian Government bonds. The directional portfolio had a loss for the month, primarily driven by short exposures in global equities and bonds.

Outlook

We are more than eight years into the current equity bull market run, with many equity indexes at or near all-time highs, although there have been episodes of volatility and corrections, albeit short-lived. The secular upward trend in bonds has finally shown some signs of reversing. While all asset classes do inevitably go through cycles, it is increasingly clear that investors and pundits alike are inept at predicting the future accurately and attempts to tactically time markets usually end up detracting from performance.

Although the Fund has been in operation only for a fairly short period, the IPM program has a track record that dates back several years. These types of programs have historically offered useful diversification benefits, along with what we believe are attractive risk-adjusted long-term returns over multiple market

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com cycles. In our opinion, the Fund could continue to offer these potential benefits in the future. The macro environment is still challenging and the outlook for markets remains fraught with uncertainty. Some of the risks we perceive on the horizon for the coming year include continuing political and geopolitical tensions in various parts of the world, and the potential for global economies being affected adversely by tariffs and sanctions.

We continue to believe that, by accepting some drawdown risk—and managed futures drawdowns have historically rarely been very deep, although they have at times dragged out painfully, as was the case in 2011-2013—investors tend to be compensated with a positive risk premium over time, a core hypothesis of most managed futures strategies. The IPM program strives to implement efficient risk management techniques that aim to achieve long-term capital appreciation and mitigate losses during difficult periods; we believe this may yield positive risk-adjusted performance over the long run and over multiple market cycles.

As always, we encourage investors to focus on holding portfolios that contain a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals. Well-balanced portfolios may display lower volatility, while also affording potential opportunities for long-term growth. We believe that a significant and strategic investment in the Fund could play an important role in such an investment portfolio.

DEFINITIONS OF TERMS AND INDICES

Annualized rate of return (AROR): The geometric average return for a period greater than or equal to one year, expressed on an annual basis or as a return per year.

Barclay BTOP50 Index® (BTOP50): The Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure.

Basis point (BPS): Refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Cumulative return: The return or yield on an investment or portfolio over a given period of time, expressed in non-annualized terms.

A drawdown is the peak-to-trough decline during a specific recorded period of an investment, fund, or commodity.

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

European Central Bank (European Central Bank) is the central bank responsible for the monetary system of the European Union (EU) and the euro currency. The bank was formed in Germany in June 1998 and works with the other national banks of each of the EU members to formulate monetary policy that helps maintain price stability in the European Union.

Gilts are bonds issued by the British government.

Gross Domestic Product (GDP) is the broadest quantitative measure of a nation’s total economic activity. More specifically, GDP represents the monetary value of all goods and services produced within a nation’s geographic borders over a specified period of time.

The Federal Reserve (the Fed) is the central bank of the US and is a system that comprises a central governmental agency (the Board of Governors) in Washington, DC and 12 regional Federal Reserve Banks each responsible for a specific geographic area of the US having broad regulatory powers over the country’s money supply and credit structure.

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

A forward contract is a customized contract between two parties to buy or sell an asset at a specified price on a future date. Unlike standard futures contracts, a forward contract can be customized to any commodity, amount, and delivery date.

Long Position refers to the buying of a security with the expectation that the asset will rise in value. There is risk of loss. You can lose money by utilizing a long position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

OPEC is an organization of countries that produce oil. It tries to develop a common policy and system of prices. OPEC is an abbreviation for ‘Organization of Petroleum-Exporting Countries.’

The Purchasing Managers’ Index® (PMI®) is based on monthly surveys of carefully selected companies representing major and developing economies worldwide.

S&P 500® Total Return Index: Widely regarded as the best single gauge of the US equities market, this world-renowned Index includes 500 leading companies in leading industries of the US economy.

Short Position is a position whereby an investor sells a security in which they do not own in anticipation of a price decline. The investor is then required to return an equal number of shares at some point in the future. There is risk of loss. You can lose money by utilizing a short position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

A swap is a derivative contract through which two parties exchange financial instruments.

A Systematic Trading Strategy (also known as Quantitative) employs computer driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered. A

Trend-Following Strategy seeks to capitalize on momentum or price trends across global asset classes by taking either long or short positions as a trend is underway. Price trends are created when investors

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com are slow to act on new information or sell prematurely and hold on to losing investments to long. Price trends continue when investors continue to buy and investment that is going up in price or sell an investment that is going down in price.

Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame.

Definitions of Terms and Indices can be found on the back page.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Equinox IPM Systematic Macro Fund
PORTFOLIO REVIEW
June 30, 2018 (Unaudited)

The Fund’s performance figures for the periods ended June 30, 2018, as compared to its benchmarks(1):

		Annualized
		Start of Performance(2)
	One Year	June 30, 2018
Equinox IPM Systematic Macro Fund
Class I	1.37%	3.03%
S&P 500® Total Return Index(3)	14.37%	11.87%
HFRI Macro (Total) Index® (4)	1.17%	0.18%

(1)	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. Performance returns would have been lower had Equinox Institutional Asset Management, LP (the “Adviser”) not waived its fees or reimbursed a portion of the Fund’s expenses pursuant to an expense limitation agreement. Under the terms of the expense limitation agreement, effective March 5, 2018, the Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. This expense limitation will remain in effect until November 30, 2018 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Prior to March 5, 2018, the expense limitation was 1.89%of the Fund’s average daily net assets. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement for the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent t he total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount. The contribution from the Administrator (see Note 4) did not impact the Fund’s performance figures. Per the fee table in the November 1, 2017 prospectus, as supplemented March 5, 2018, the Fund’s “total annual fund operating expenses” and “total annual fund operating expenses after fee waiver and/or expense reimbursement” are 1.99% and 1.88%, respectively. More recent expense ratio information is available in the Consolidated Financial Highlights included in this report. For performance information current to the most recent month-end please call 1-888-643-3431.

(2)	Start of performance is July 7, 2015.

(3)	The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

(4)	The HFRI Macro (Total) Index® includes Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $200,000,000 (Investment Minimum) Investment

Portfolio Composition	% of Net Assets
U.S. Treasury Notes	84.9%
Other assets and liabilities – net(5)	15.1%
100.0%

(5)	Includes net unrealized appreciation on futures contracts.

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018

U.S. TREASURY NOTES - 84.9%

Principal	Coupon Rate	Maturity Date	Value
$90,000,000	0.75%	7/31/2018	$89,923,997
50,000,000	1.25%	11/30/2018	49,830,078
30,000,000	1.50%	2/28/2019	29,855,274
36,000,000	1.50%	3/31/2019	35,797,500
36,500,000	1.63%	7/31/2019	36,204,150
36,500,000	1.50%	10/31/2019	36,051,592
36,500,000	1.25%	1/31/2020	35,806,357
36,500,000	1.50%	4/15/2020	35,855,547
	Total U.S. Treasury Notes
	(Cost $349,570,864)		349,324,495

	Total Investments - 84.9%
	(Cost $349,570,864) (a)		349,324,495

	Other Assets in Excess of Liabilities - 15.1%		62,242,075

	TOTAL NET ASSETS - 100.0%		$411,566,570

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $349,570,864 and differs from market value by net unrealized depreciation of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(246,369)
Net Unrealized Depreciation:	$(246,369)

FUTURES CONTRACTS

				Unrealized
				Appreciation/
Number of Contracts	Description	Expiration Date	Notional Amount	(Depreciaion)
Short Futures Contracts
689	Australian 10-Year Treasury Bond Future	Sep-18	$65,960,800	$(575,316)
630	Brazilian Real Future	Aug-18	16,191,000	425,250
585	Canadian 10-Year Government Bond Future	Sep-18	60,833,948	(596,212)
825	Canadian Dollar Future	Sep-18	62,832,000	350,008
102	FTSE 100 Index Future	Sep-18	10,232,711	103,317
118	Hang Seng Index Future	Jul-18	21,602,350	(90,825)
167	Indian Rupee Future	Jul-18	4,857,362	45,048
75	Japanese 10-Year Government Bond Future	Sep-18	102,181,276	(111,835)
84	New Zealand Dollar Future	Sep-18	5,686,800	200,894
65	OMXS30 Index Future	Jul-18	1,132,833	2,077
60	S&P 500 Index Future	Sep-18	40,824,000	899,713
139	S&P/Toronto Stock Exchange 60 Index Future	Sep-18	20,370,243	(175,793)
46	South Korean Won Future	Jul-18	1,033,160	4,630
98	SPI 200 Index Future	Sep-18	11,147,078	(143,110)
425	Swedish Krona Future	Sep-18	95,370,000	4,134,460
1,863	Swiss Franc Future	Sep-18	236,484,563	835,423
521	U.S. 10-Year Treasury Note Future	Sep-18	62,617,688	(321,586)
				4,986,143

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2018 (Continued)

				Unrealized
				Appreciation/
Number of Contracts	Description	Expiration Date	Notional Amount	(Depreciaion)
Long Futures Contracts
156	Amsterdam Exchanges Index Future	Jul-18	$20,097,768	$(468,792)
918	Australian Dollar Future	Sep-18	67,913,640	(1,464,172)
1,027	British Pound Future	Sep-18	84,958,575	(1,084,223)
216	CAC 40 10 Euro Future	Jul-18	13,420,700	(340,410)
70	Czech Koruna Future	Sep-18	6,981,564	73,380
376	Euro FX Future	Sep-18	55,161,550	(337,490)
1,064	Euro-Bund Future	Sep-18	201,974,986	2,210,488
48	FTSE/MIB Index Future	Sep-18	6,044,914	(142,831)
56	German Stock Index Future	Sep-18	20,123,437	(899,606)
29	Hungarian Forint Future	Sep-18	2,891,769	92,897
300	IBEX 35 Index Future	Jul-18	33,638,986	(655,710)
769	Japanese Yen Future	Sep-18	87,161,344	(533,942)
30	Long Gilt Future	Sep-18	4,872,248	24,644
1,332	Mexican Peso Future	Sep-18	33,106,860	1,317,180
107	Norwegian Krone Future	Sep-18	26,311,300	(471,870)
66	Polish Zloty Future	Sep-18	8,812,980	(78,705)
380	Russian Ruble Future	Sep-18	15,014,750	64,114
209	Singapore Dollar Future	Jul-18	5,228,451	74,742
40	South African Rand Future	Sep-18	4,044,469	115,473
60	Swiss Market Index Future	Sep-18	5,195,395	139
5	Tokyo Price Index Future	Sep-18	781,511	(16,020)
362	Turkish Lira Future	Sep-18	38,142,130	769,105
				(1,751,609)
	Net Unrealized Appreciation on Futures Contracts			$3,234,534

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018

ASSETS:
Investments at cost	$349,570,864
Investments at value	$349,324,495
Cash	26,371,624
Deposits for futures contracts(1)	31,127,171
Net unrealized appreciation on futures contracts	3,234,534
Receivable for Fund shares sold	1,060,340
Interest receivable	1,265,792
Prepaid expenses and other assets	10,205
Total assets	412,394,161

LIABILITIES:
Payable for Fund shares redeemed	201,484
Payable to Adviser	427,606
Accrued expenses	198,501
Total liabilities	827,591

Net Assets	$411,566,570

NET ASSETS CONSIST OF:
Paid in capital	$413,517,692
Undistributed net investment income	5,234,993
Accumulated undistributed net realized loss	(10,035,532)
Net unrealized appreciation/depreciation on:
Investments	(246,369)
Futures contracts	3,234,534
Foreign currency	(138,748)
Net Assets	$411,566,570

Class I Shares
Issued and outstanding (unlimited shares authorized, no par value)	39,708,446
Net Asset Value, Redemption Price and Offering Price Per Share	$10.36

(1)	Pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

INVESTMENT INCOME:
Interest income	$3,197,064
Total investment income	3,197,064

EXPENSES:
Investment advisory fees	7,156,220
Transfer agent fees	350,027
Legal fees	292,870
Fund administration and accounting fees	231,091
Audit fees	94,364
Interest expense	86,585
Trustees fees and related expenses	70,102
Reports to shareholders	59,738
Custody fees	58,763
Federal and state registration fees	22,027
Compliance officer fees	22,798
Other	164,328
Total expenses before waiver and reimbursement	8,608,913

Less: Expenses waived/reimbursed by the Adviser	(744,281)

Net expenses	7,864,632

Net Investment Loss	(4,667,568)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(24,142)
Futures contracts	(360,208)
Foreign currency translations	1,205,476
Commissions on futures contracts	(545,842)

Change in net unrealized appreciation/depreciation on:
Investments	(61,344)
Futures contracts	10,285,959
Foreign currency translations	(303,211)

Net Realized and Unrealized Gain on Investments	10,196,688

Net Increase in Net Assets Resulting from Operations	$5,529,120

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
OPERATIONS:
Net investment loss	$(4,667,568)	$(8,808,309)
Net realized gain (loss) on:
Investments	(24,142)	—
Futures contracts	(360,208)	30,551,041
Foreign currency translations	1,205,476	631,945
Commissions on futures contracts	(545,842)	(927,527)
Change in net unrealized appreciation/depreciation on:
Investments	(61,344)	(247,601)
Futures contracts	10,285,959	(16,266,567)
Foreign currency translations	(303,211)	164,463
Net increase in net assets resulting from operations	5,529,120	5,097,445

DISTRIBUTIONS PAID FROM:
Net realized gains	—	(31,500,058)
Net decrease in net assets resulting from distributions paid	—	(31,500,058)

CAPITAL SHARE TRANSACTIONS:
Shares sold	143,220,325	134,060,353
Shares issued to holders in reinvestment of distributions	—	4,431,396
Shares redeemed	(219,040,437)	(215,096,043)
Capital contribution from the Administrator	—	218,314 (1)
Net decrease in net assets resulting from capital share transactions	(75,820,112)	(76,385,980)

Total Decrease in Net Assets	(70,290,992)	(102,788,593)

NET ASSETS:
Beginning of Period	481,857,562	584,646,155

End of Period (includes undistributed net investment income (loss) of $5,234,993 and $(3,970,800), respectively)	$411,566,570	$481,857,562

TRANSACTIONS IN SHARES:
Shares sold	14,123,894	12,894,208
Shares issued to holders in reinvestment of distributions	—	444,462
Shares redeemed	(21,545,096)	(21,012,120)
Net decrease in shares outstanding	(7,421,202)	(7,673,450)

(1) See Note 4.

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year	For the Year		For the Period
	Ended	Ended		Ended
	June 30, 2018	June 30, 2017		June 30, 2016(1)
Net Asset Value, Beginning of Period	$10.22	$10.67		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.13)	(0.16)		(0.17)
Net realized and unrealized gain on investments and futures contracts	0.27	0.26		0.84
Total Income from Investment Operations	0.14	0.10		0.67

LESS DISTRIBUTIONS:
From net realized gains	—	(0.55)		—
Total Distributions	—	(0.55)		—

Net Asset Value, End of Period	$10.36	$10.22		$10.67

Total Return(3)	1.37%	1.08	% (4)	6.70	% (5)(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$411,567	$481,858		$584,646
Ratio of gross expenses to average net assets (including interest expense)(7)(8)	2.07%	2.05%		2.08	% (10)
Ratio of net expenses to average net assets (including interest expense)(9)	1.89%	1.94%		1.82	% (10)
Ratio of net investment loss to average net assets	(1.12)%	(1.59)%		(1.58	)% (10)

Portfolio turnover rate	0%	0%		0	% (5)

(1)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	For the period ended June 30, 2017, the Fund’s total return was not impacted by the voluntary reimbursement by a related party.

(5)	Not annualized.

(6)	For the period ended June 30, 2016, 0.10% of the Fund’s total return consisted of a voluntary reimbursement by a related party. Excluding this item, the total return would have been 6.60%.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(8)	Ratio of gross expenses to average net assets excluding interest expense (7):	2.05%	2.00%	2.03% (10)

(9)	Ratio of net expenses to average net assets excluding interest expense:	1.87%	1.89%	1.77% (10)

(10)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1.	ORGANIZATION

The Equinox IPM Systematic Macro Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on July 6, 2015. The Fund currently offers Class I institutional shares which are offered at net asset value. The investment objective of the Fund is to achieve long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of Equinox Funds Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued) June 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$349,324,495	$—	$349,324,495
Futures Contracts*	3,234,534	—	—	3,234,534
Total	$3,234,534	$349,324,495	$—	$352,559,029

*	Represents net unrealized appreciation of futures contracts.

There were no transfers between levels during the current period. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of Equinox IPM Systematic Macro Fund Limited, a Delaware Limited Liability Company, (“EISM-CDC”), a controlled domestic corporation and wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the EISM-CDC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The EISM-CDC utilizes a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global markets across three major asset classes: currencies, fixed income and stock indices to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the EISM-CDC is as follows:

		EISM-CDC Net Assets	% of Fund’s Total Net Assets
	Inception Date of EISM-CDC	at June 30, 2018	at June 30, 2018
EISM-CDC	7/8/2015	$ 34,361,140	8.35%

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2018, open federal and state income tax years include the tax years ended June 30, 2015, June 30, 2016, June 30, 2017 and June 30, 2018 The Fund identifies its major tax jurisdictions. as U.S. Federal and Colorado where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases and sells futures contracts to pursue its investment objective, hedge against market risk, and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Interest income earned or interest expense paid on balances at the counterparty are included in the Consolidated Statement of Operations as Interest Expense. For the fiscal year ended June 30, 2018, the Fund had a net change in unrealized appreciation of $10,285,959 from futures contracts. For the fiscal year ended June 30, 2018, the Fund had net realized loss of $(360,208) from futures contracts.

Offsetting of Financial Assets and Derivative Assets – It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. As of June 30, 2018, the Fund is subject to a master netting arrangement for the futures contracts. The following table sets forth the Fund’s net exposure for futures contracts that are subject to an enforceable master netting arrangement as of June 30, 2018:

						Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities		Net Amounts of Assets Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged*	Net Amount
Futures
Contracts	$(8,508,448	) **	$11,742,982	**	$3,234,534	$—	$—	$3,234,534
Total	$(8,508,448)		$11,742,982		$3,234,534	$—	$—	$3,234,534

*	Any over-collateralization of total financial instruments or cash is not shown. The amount held as total collateral is $31,127,171 and it is shown on the Consolidated Statement of Assets and Liabilities.

**	See Consolidated Portfolio of Investments for breakout of gross unrealized appreciation and depreciation by futures contract.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Consolidated Statement of Assets and Liabilities as of June 30, 2018:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency
Contracts	Unrealized appreciation/depreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2018:

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2018
Futures Contracts	$(1,927,851)	$630,183	$4,532,202	$3,234,534

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the fiscal year ended June 30, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain/(loss) on:
Futures contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the fiscal year ended June 30, 2018:

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Consolidated Statement of Operations
				Total for fiscal year ended
	Equity	Interest Rate	Currency	June 30, 2018
Futures Contracts	$1,558,263	$(5,831,846)	$14,559,542	$10,285,959
Total	$1,558,263	$(5,831,846)	$14,559,542	$10,285,959

Net Realized Gain/(Loss) on Derivatives Recognized in the Consolidated Statement of Operations
				Total for fiscal year ended
	Equity	Interest Rate	Currency	June 30, 2018
Futures Contracts	$(10,172,210)	$12,172,901	$(2,360,899)	$(360,208)
Total	$(10,172,210)	$12,172,901	$(2,360,899)	$(360,208)

The notional value (underlying face amount at fair value) of the derivative instruments outstanding as of June 30, 2018, as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2018, there were no purchases or sales of portfolio securities, other than short-term investments and U.S. Government securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. The Adviser has engaged IPM Informed Portfolio Management AB (“IPM”) to direct the investment in futures contracts and futures-related instruments of EISM-CDC in accordance with its IPM Systematic Macro Trading Program (the “IPM Program”). As compensation for its services and the related expenses borne by the Adviser, effective March 5, 2018, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.68% of the Fund’s average daily net assets. Prior to March 5, 2018, the Fund paid the Adviser a management fee at an annual rate of 1.74% of the Fund’s average daily net assets. IPM is paid by the Adviser, not by the Fund. For the fiscal year ended June 30, 2018, the Fund incurred Advisory fees of $7,156,220. The advisory fee payable at June 30, 2018 in the amount of $427,606 was paid in July 2018.

Under the terms of the expense limitation agreement, effective March 5, 2018, the Adviser has contractually agreed to reduce its Advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. This expense limitation will remain in effect until November 30, 2018, but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Prior to March 5, 2018, the expense limitation was 1.89% of the Fund’s average daily net assets.

The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for a Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s operating expenses are below the lower of the expense limitation in effect at the time of the waiver or recoupment. For the fiscal year ended June 30, 2018, the Adviser voluntarily waived fees and/or reimbursed expenses in the amount of $744,281, all of which is subject to recapture by the Adviser.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

The following table shows the waived or reimbursed expenses subject to potential recovery by the Adviser expiring on:

June 30, 2019	$683,881
June 30, 2020	$615,371
June 30, 2021	$744,281

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”). The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the fiscal year ended June 30, 2018, the Fund did not pay distribution related charges pursuant to the Plan.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

As a result of an NAV error that occurred during the fiscal year ended June 30, 2017, the Fund experienced a loss of $218,314, all of which was reimbursed by GFS, the Fund’s previous administrator, accountant and transfer agent and an affiliate of the Distributor.

5.	OTHER SERVICE PROVIDERS

Cipperman Compliance Services, LLC (“Cipperman”), provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between Cipperman and the Trust. Under the terms of such agreement, Cipperman receives customary fees from the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the fiscal year ended June 30, 2018. The tax character of distributions paid during the fiscal year ended June 30, 2017 were as follows:

Fiscal Year Ended
June 30, 2017
Oridinary Income	$2,108,403
Long-Term Capital Gain	29,238,149
Return of Capital	153,506
$31,500,058

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$5,234,993	$—	$—	$(5,845,773)	$—	$(1,340,342)	$(1,951,122)

The differences between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments are primarily attributable to the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At June 30, 2018, the Fund did not defer, on a tax basis, late year losses.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At June 30, 2018, the Fund did not defer, on a tax basis, post-October losses.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, and reclassification of distributions paid, resulted in reclassification for the fiscal year ended June 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$—	$13,873,361	$(13,873,361)

7.	RECENT ACCOUNTING PRONOUNCEMENT

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. As of June 30, 2018, the Fund had an omnibus shareholder account (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no subsequent events requiring adjustment and/or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox IPM Systematic Macro Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of IPM Systematic Macro Fund (the Fund) as of June 30, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the two years in the period then ended and for the period from July 6, 2015 (commencement of operations) through June 30, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 6, 2018 (commencement of operations) through June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of June 30, 2018, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Equinox advised funds since 2010.

Denver, Colorado

August 29, 2018

Equinox IPM Systematic Macro Fund

EXPENSE EXAMPLES

June 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
Equinox IPM Systematic	Expense	Value	Value	During	Value	During
Macro Fund	Ratio	1-1-18	6-30-18	Period*	6-30-18	Period*
Class I	1.89%	$1,000.00	$1,037.00	$9.55	$1,015.42	$9.44

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION

June 30, 2018 (Unaudited)(Continued)

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130. The Statement of Additional Information includes additional information about the Fund’s directors and officers and is available without charge, upon request by calling 1-888-643-3431.

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	5	None
Kevin R. Green 7/1954	Trustee Since December 2010	Chief Executive Officer of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	5	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	5	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	5	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION

June 30, 2018 (Unaudited)(Continued)

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Chief Financial Officer and Secretary Since November 2018	Chief Financial Officer (“CFO”, since November 2017) and Chief Administrative Officer (May 2016 – October 2017), Equinox Institutional Asset Management, LP; Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC	N/A	N/A
Javier Jimenez 5/1977	Assistant Treasurer Since November 2017	Assistant Vice President (since 2013) and Compliance Officer (2010 to 2013) of U.S. Bancorp Fund Services, LLC	N/A	N/A
Douglas Tyre 7/1980	Chief Compliance Officer and Anti-Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – present); Client Services & Operations Specialist – Senior Associate of Echo Point Investment Management LLC (2010 – 2014)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISER
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Ave
Milwaukee, WI 53202

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the registrant’s Code of Ethics is incorporated by reference. See item 13(a)1.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees

2018 - $ 47,000

2017 - $ 47,000

(b)       Audit-Related Fees

2018 - None

2017 - None

(c)       Tax Fees

2018 - $ 8,250

2017 - $ 8,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)       All Other Fees

2018 - None

2017 - None

(e)       (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)       There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2018 - None

2017 - None

(h)       The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal Executive Officer and Principal Financial Officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal Executive Officer and Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equinox Funds Trust

By: /s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date: 8/30/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date: 8/30/18

By: /s/ Laura Latella

Laura Latella, Principal Financial Officer

Date: 8/30/18